Exhibit 10.15

Addendum to Service Agreement

This addendum to the service agreement dated 21 August 2017 (the “Addendum”) is entered into between:

IO Biotech ApS

[***]

(the “Company”)

and

Mai-Britt Zocca

(the“CEO”)

1	Remuneration

1.1	Effective from 1 April 2021, the annual gross salary amounts to DKK 2,400,000. The salary is pay 1/12 monthly in arrears not later than on the last business day of each month.

2	Pension scheme

2.1

In addition to the gross salary, the Company pays a pension contribution corresponding to 10% of the CEO’s gross salary, cf. clause 1.1. The CEO’s minimum pension contribution constitutes 3% of the CEO’s gross salary, cf. clause 1.1

3	Other terms of employment

3.1	All other terms and conditions of the employment remain unchanged.

3.2	The CEO is to enclose this addendum to the service agreement. Addenda to the service agreement from an integral part of the service agreement.

Date:	Date:

For and on behalf of the Company:

/s/ Peter Hirth	/s/ Mai-Britt Zocca
Peter Hirth, Chairman	Mai-Britt Zocca

/s/ Priyanka Belawat
Priyanka Belawat, Board member